UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2010

China Marine Food Group Limited
(Exact name of Registrant as specified in its charter)

NEVADA	333-40790	87-0640467
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Da Bao Industrial Zone, Shishi City Fujian, China	362700
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 85-595-8898-7588

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 29, 2010, the Company engaged BDO China Li Xin Da Hua (“BDO China”) as the Company’s new independent accountant. During the two most recent years ended December 31, 2009 and 2008, and any subsequent interim period through October 29, 2010, the Company did not consult with BDO China, the newly engaged accountant, regarding any matter described in Item 304(a)(2) of Regulation SK, including any issue related to the Company’s financial statements, subject of a disagreement, any reportable event or the type of audit opinion that might be rendered for the Company.

On October 29, 2010, the Company’s former independent accountant, ZYCPA Company Limited (“ZYCPA”) resigned as independent accountant of the Company. The change of independent accountant was approved by the Audit Committee of the Board of Directors of the Company.

The former independent accountant’s reports on the Company’s financial statements for the last two fiscal years did not contain any adverse opinions or disclaimer of opinions, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, the accountant’s reports did not include any disclosure of uncertainty regarding the Company’s ability to continue as a going concern.

During the Company’s past two fiscal years ended December 31, 2009 and 2008, and in the subsequent interim period through October 29, 2010 (the date of the resignation of the former accountant), there were no disagreements between the Company and ZYCPA, the former independent accountant, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company requested ZYCPA to furnish a letter addressed to the Securities and Exchange Commission stating whether or not ZYCPA agrees with the statements in this 8-K. A copy of such letter is filed as exhibit 16.1 to this 8-K.

Item 8.01	Other Events

On November 2, 2010, the Company issued a press release with respect to its engagement of BDO China. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
No. 16.1	Letter from ZYCPA dated October 29,, 2010

No. 99.1	Press release dated November 2, 2010 by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MARINE FOOD GROUP LIMITED

	By:	/s/ Pengfei Liu
Pengfei Liu, Chief Executive Officer
Dated: November 2, 2010